Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350
I, Robert E. Cauley, in compliance 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the period ended December
31, 2021 (the “Report”) filed with the Securities and Exchange Commission:

1.
fully complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934, as
amended; and
2.
the information contained in the Report fairly presents, in all material respects,

the financial condition and results
of operations of the Company.
It is not intended that this statement be deemed to be filed for purposes of the

Securities Exchange Act of 1934
March 11, 2022 /s/ Robert E. Cauley
Robert E. Cauley,
Chairman of the Board and
Chief Executive Officer